EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PropTech Investment Corporation II (the “Company”) on Form 10-Q for the period ended March 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, M. Joseph Beck, Co-Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2022	/s/ M. Joseph Beck
	Name:	M. Joseph Beck
	Title:	Co-Chief Executive Officer and Chief Financial Officer (Co-Principal Executive Officer and Principal Financial Officer)